UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2026

CG Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41925	37-1611499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Spectrum Center Drive
Suite 2040
Irvine, California		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 409-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CGON	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 13, 2026, CG Oncology, Inc. (the “Company”) filed Amendment No. 1 to Prospectus (the “Amendment”) with the Securities and Exchange Commission (the “SEC”) for the offer and sale of shares of its common stock, par value $0.0001 per share, having an aggregate offering price of up to $550,000,000 (the “Shares”), pursuant to that certain Open Market Sale Agreement, dated March 28, 2025, by and between the Company and Jefferies LLC (the “Sales Agreement”). The Amendment amends and supplements the information in the prospectus dated March 28, 2025 (the “Prospectus”) filed with the SEC as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-286230), relating to the offer and sale of up to $250,000,000 of shares of the Company’s common stock pursuant to the Sales Agreement. The Amendment should be read in conjunction with the Prospectus, and is qualified by reference thereto, except to the extent that the information therein amends or supersedes the information contained in the Prospectus. The Amendment is not complete without, and may only be delivered or utilized in connection with, the Prospectus and any future amendments or supplements thereto.

The Company previously sold an aggregate of 5,861,984 Shares for gross proceeds of $250,000,000 under the Sales Agreement. The Company filed the Amendment to increase the Shares available to be sold pursuant to the terms of the Sales Agreement by an additional $300,000,000, for an aggregate offering price of up to $550,000,000.

A copy of the opinion of Cooley LLP relating to the validity of the Shares is attached as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

5.1	Opinion of Cooley LLP

23.1	Consent of Cooley LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CG Oncology, Inc.

Dated: January 13, 2026	By:	/s/ Josh Patterson
Josh Patterson
General Counsel and Chief Compliance Officer